SCHEDULE 14C
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement     [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
[ ]  Definitive Information Statement           Rule 14c-5(d)(2))


                           MASS MEGAWATTS WIND POWER, INC.
                (Name of Registrant As Specified In Its Charter)

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[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (2)  Form, Schedule or Registration Statement No.:

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
                           MASS MEGAWATTS WIND POWER, INC.
                                 95 Prescott Street
                         Worcester, Massachusetts  01605


                            NOTICE OF SPECIAL MEETING

TO THE MASS MEGAWATTS WIND POWER, INC. STOCKHOLDERS:

     A Special Meeting of Stockholders of Mass Megawatts Wind Power, Inc. (the "Company" or "Mass Megawatts") will be held on Thursday, May 15, 2008 at 9:00 a.m. local time at the Best Western Royal Plaza Hotel 181 Boston Post Road West Marlborough, MA 01752 to consider and vote upon the following action:

- Amending our articles of organization to increase our authorized capital stock to 7,000,000 shares of common stock, no par value per share (the "Common Stock") from 5,000,000 shares of Common Stock and ratifying all actions taken previously to effect such amendment and increase; and

     On April 7, 2008, a majority of the shareholders holding 2,503,694 shares of our Common Stock ( or approximately 50.3 percent of the 4,976,992 shares issued and outstanding ) executed and delivered to us the Majority Stockholder Consent approving our Amended and Restated Articles. Since our Amended and Restated Articles have been approved by the Majority Stockholders, no proxies are being solicited from our Stockholders.

                                 By Order of the President


                                 /s/ Jonathan Ricker
                                 Chairman, President, Treasurer and Clerk

Worcester, Massachusetts
April 7, 2008

                        MASS MEGAWATTS WIND POWER, INC.
                               95 Prescott Street
                         Worcester, Massachusetts 01606

                                  April 7, 2008

            Information Statement of Mass Megawatts Wind Power, Inc.

Special Meeting of Mass Megawatts Stockholders to be held Thursday May 15, 2008

      NO VOTE OR OTHER ACTION OF MASS MEGAWATTS STOCKHOLDERS IS REQUIRED IN
                  CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This information statement contains information about a special meeting of the stockholders of Mass Megawatts Wind Power, Inc., a Massachusetts corporation (the "Company "or "Mass Megawatts"), to be held on Thursday, May 15, 2008 at 9:00 a.m. local time at Best Western Royal Plaza Hotel 181 Boston Post Road West Marlborough, MA 01752.

     The Company intends to release this information statement to our stockholders on April 22, 2008 to those persons who were Mass Megawatts stockholders as of the record date of April 7, 2008 (the "Record Date"). The Company's common stock, no par value ("Common Stock"), is currently our only outstanding class of capital stock. By way of this information statement, holders of our Common Stock are being informed that the following matter will be submitted to a vote of our stockholders at the special meeting:

- Amending our articles of organization to increase our authorized capital stock to 7,000,000 shares of Common Stock from 5,000,000 shares of Common Stock and ratifying all actions taken previously to effect such amendment and increase; and

     The proposal will be voted on at the special meeting on May 15, 2008, or as soon thereafter as possible. We are not asking you for a proxy.

     On April 7, 2008, a majority of the shareholders holding 2,503,694 shares of our Common Stock ( or approximately 50.3 percent of the 4,976,992 shares issued and outstanding ) executed and delivered to us the Majority Stockholder Consent approving our Amended and Restated Articles. Since our Amended and Restated Articles have been approved by the Majority Stockholders, no proxies are being Solicited from our Stockholders.

     Dissenter's Rights of Appraisal
     -------------------------------

     Under Massachusetts law, our dissenting stockholders are not entitled to dissenter's appraisal rights with respect to the proposed amendments to our articles of organization.

     Security Ownership of Directors, Management and Certain Beneficial Owners
     -------------------------------------------------------------------------

     As of the date of this information statement there are 4,976,992 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. April 7, 2008 is the record date for determining which of our stockholders are entitled to notice with respect to this information statement and to vote at the special meeting of stockholders.

     The following table sets forth information for each person known to be the beneficial owner of more than five percent of our Common Stock and information as of April 7, 2008 concerning the beneficial ownership of the Company's Common Stock for each of the Company's directors, the Company's Chief Executive Officer and the Company's directors and Chief Executive Officer as a group.

---------------------------------------------------------------------------
NAME AND ADDRESS                    AMOUNT AND NATURE OF         PERCENT OF
OF BENEFICIAL OWNER (1)             BENEFICIAL OWNERSHIP              CLASS
---------------------------------------------------------------------------
Jonathan Ricker, Chairman,              1,701,820 shares              34.1%
  President, Treasurer, Clerk
  and Director
11 Maple Avenue
Shrewsbury, MA  01545
---------------------------------------------------------------------------
Alison Gray, Director                         200 shares             00.01%
32 Westwood Road
Shrewsbury, MA  01545
---------------------------------------------------------------------------
Jodi A. Vizzo, Director                       223 shares             00.01%
8 Tamarack Lane
Shrewsbury, MA  01545
---------------------------------------------------------------------------
Thomas Weisz                              505,858 shares              10.1%
20201 E. Country Club Dr.
Aventura, FL  33180

Directors and officers as a group       1,702,243 shares              44.2%
---------------------------------------------------------------------------

(1) A beneficial owner includes any person who, directly or indirectly, has the power to vote or direct the voting of the Company's Common Stock or the power to dispose, or to direct the disposition of such stock.


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
     Authorization of Additional Shares of Common Stock
     --------------------------------------------------

     An amendment to the Company's articles of organization increasing our authorized Common Stock to 7,000,000 shares from 5,000,000 shares will enable us to have sufficient shares of Common Stock available for financing opportunities. The newly authorized shares of Common Stock will have the same rights and privileges as the presently authorized shares of our Common Stock. Our Common Stock does not entitle any holder to any dividend or preemption rights.

     There can be no assurance as to the amount of consideration the Company would receive from any issuance of additional shares of our Common Stock nor can there be any assurance of what effect, if any, the proposed increase in the authorized shares of our Common Stock and any subsequent issuance will have on the market price of our Common Stock.

     Miscellaneous
     -------------

     The Company requests brokers, custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the Company's Common Stock and the Company will, upon request, reimburse such holders for their reasonable expenses in connection therewith.

     Conclusion
     ----------

     This information statement is intended to provide our stockholders with the information required by the rules and regulations of the Securities Exchange Act of 1934. This information statement describes the actions that will be voted on at our special meeting of stockholders to be held on May 15, 2008

Approval of the proposed amendments is not required and your vote is not being solicited in connection with these actions.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


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